UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2024

California Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, Suite 1500 Long Beach, California	90831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 848-4754

N/A

(Former Name Or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note:

On July 1, 2024, California Resources Corporation, a Delaware corporation (“CRC”), completed the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) described in our Current Report on Form 8-K, filed on February 9, 2024 (collectively, the “Transaction”). As a result of the Transaction, Aera Energy, LLC (together with its wholly-owned subsidiaries, “Aera”) and its operating affiliate Aera Energy Services Company (together with Aera, the “Aera Companies”) are now wholly-owned subsidiaries of CRC.

Item 1.01.	Entry into a Material Definitive Agreement.

Registration Rights Agreement and Stockholder Agreements.

The text set forth under the “Introductory Note” above is incorporated herein by reference.

At the effective time of the Transaction (the “Closing”), CRC entered into (i) a Registration Rights Agreement (the “Registration Rights Agreement”) with (x) IKAV Energy Inc., a Delaware corporation, IKAV Impact S.a.r.l., a Luxembourg corporation, and Simlog Inc., a Delaware corporation (collectively, “IKAV Seller”), (y) Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class C, Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class G, OCM Opps XI AIV Holdings (Delaware), L.P., OCM Opps Xb AIF Holdings (Delaware), L.P., each a Delaware limited partnership, and OCM Aera E Holdings, LLC, a Delaware limited liability company (collectively, “IKAV Co-Invest Seller”), and (z) CPP Investment Board Private Holdings (6), Inc., a Canadian corporation (“CPP Seller” and, together with IKAV Seller and IKAV Co-Invest Seller, the “Sellers”) and (ii) Stockholder Agreements with each of IKAV Seller and CPP Seller (the “Stockholder Agreements”), which agreements are described under the captions “Registration Rights Agreement” and “Stockholder Agreements” in CRC’s Current Report on Form 8-K, filed on February 9, 2024.

The foregoing description of the Registration Rights Agreement and the Stockholder Agreements and the transactions contemplated thereby contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Stockholder Agreements, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, and are in each case incorporated by reference herein.

Fourth Amendment to CRC’s Amended and Restated Credit Agreement.

In connection with the Closing of the Transaction, CRC and certain of its subsidiaries entered into a fourth amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement, dated as of April 26, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Facility”), by and among CRC, as borrower, Citibank, N.A., as administrative agent and collateral agent, and the banks, financial institutions and other lending institutions from time to time parties thereto. The Fourth Amendment provides for, among other things, an increase in the aggregate revolving commitments available under the Revolving Credit Facility from $630 million to $1.1 billion.

As a condition to the effectiveness of the Fourth Amendment, the Aera Companies and certain of their affiliates were joined as guarantors (the “Aera Guarantors”) of the obligations under the Revolving Credit Facility and granted security over substantially all of their assets, subject to customary exclusions, to secure such guarantees. In addition, all amounts outstanding under Aera’s existing credit facilities were repaid and all commitments thereunder were terminated.

The foregoing description of the Fourth Amendment and the transactions contemplated thereby contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Fourth Amendment, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Supplemental Indentures.

In connection with the Closing of the Transaction and the guarantees by the Aera Guarantors of the obligations under the Revolving Credit Facility, CRC, certain of CRC’s other existing subsidiaries and the Aera Guarantors entered into (x) a supplemental indenture (the “2026 Supplemental Indenture”) to that certain Indenture, dated as of January 20, 2021, among CRC, certain of CRC’s subsidiaries and Wilmington Trust, National Association (the “Trustee”) and (y) a supplemental indenture (the “2029 Supplemental Indenture”) to that certain Indenture, dated as of June 4, 2024 among CRC, certain of CRC’s subsidiaries and the Trustee, in each case pursuant to which the Aera Guarantors have guaranteed the obligations of CRC with respect to the 7.125% Senior Notes due 2026 and the 8.250% Senior Notes due 2029, respectively.

The foregoing description of the 2026 Supplemental Indenture and the 2029 Supplemental Indenture, and the transactions contemplated thereby, contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the 2026 Supplemental Indenture and the 2029 Supplemental Indenture, which are filed as Exhibit 10.6 and 10.7, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The text set forth under the “Introductory Note” above is incorporated herein by reference.

Pursuant to the terms of the Merger Agreement, at the Closing, CRC completed the Transaction through a series of mergers of CRC merger subsidiaries and holding companies of the Aera Companies and issued to the Sellers consideration of 21,315,707 shares of common stock of CRC, par value $0.01 per share (“Common Stock”).

The foregoing description of the Transaction and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K, filed on February 9, 2024, and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On July 1, 2024, CRC issued a press release, providing, among other things, an operational update. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. In the press release, CRC announced certain pro forma combined net daily production amounts for CRC and the Aera Companies for April and May 2024.

The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Fourth Amendment, the 2026 Supplemental Indenture and the 2029 Supplemental Indenture and the related guarantees is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The text set forth in Item 2.01 above with respect to CRC’s issuance of Common Stock as consideration for the Transaction is incorporated into this Item 3.02 by reference.

The share issuance was made in reliance on an exemption from the registration requirements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder, since the share issuance does not involve any public offering.

Item 5.02.	Departure of Directors or Certain Officers; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

The text set forth under Item 1.01 above is incorporated herein by reference.

Appointment of Directors.

Effective July 1, 2024, pursuant to the terms of the Stockholder Agreements, our Board of Directors (the “Board”) appointed Bobby Saadati and James Jackson as directors.

The information required by Item 404(a) of Regulation S-K with respect to Messrs. Saadati and Jackson is not yet determined. The Board has not yet determined whether Messrs. Saadati and Jackson will be named to any committees of the Board. CRC will file a Current Report on Form 8-K once such determinations have been made.

Messrs. Saadati and Jackson will receive the same annual director compensation as is paid to the other non-employee directors under CRC’s compensation program for non-employee directors. The specific terms of such compensation are described further in CRC’s Definitive Proxy Statement on Schedule 14A, filed on March 21, 2024.

Entry into Indemnification Agreement.

In connection with the appointments described above, CRC will enter into CRC’s standard form of indemnification agreement (the “Indemnification Agreement”) with each of Mr. Saadati and Mr. Jackson, pursuant to which CRC agrees to indemnify each of Mr. Saadati and Mr. Jackson to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to CRC and to advance his expenses incurred as a result of any proceeding against him to which he could be indemnified.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the full and complete text of the Indemnification Agreement, a form of which is filed herewith as Exhibit 10.4, and is incorporated into this Item 5.02 by reference.

Resignation of Director.

On June 28, 2024, Ms. Nicole Neeman Brady notified CRC of her intent to resign from the Board effective as of July 1, 2024. Ms. Neeman Brady’s decision to resign was not related to any disagreement with CRC regarding its operations, policies or practices. CRC thanks Ms. Neeman Brady for her outstanding leadership, knowledge, and contributions to CRC throughout her tenure on the Board and wishes her all the best.

Item 8.01.	Other Events.

On July 1, 2024, CRC issued a press release announcing the completion of the Transaction and the appointment of two new directors to the Board. A copy of this press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K under Item 8.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of business acquired

The audited consolidated and combined financial information of (i) the combined activity of the Aera Companies in respect of the period prior to February 28, 2023 and (ii)(x) the combined activity of Green Gate Holdings, LLC (“GGR Holdings”) and its consolidated subsidiaries in respect of the period subsequent to the incorporation of GGR Holdings on August 31, 2022 through December 28, 2023 and (y) the combined activity of Green Gate Resources Parent, LLC (“GGR Parent”) and its consolidated subsidiaries with respect to the period from and after December 29, 2023 (the entities described in clauses (i) and (ii) on an individual basis and collective basis, as the context requires, “Aera Parent”), as of and for the fiscal years ended December 31, 2023 and 2022, and the notes related thereto, is included in CRC’s Definitive Proxy Statement on Schedule 14A, filed on May 7, 2024 (the “Transaction Proxy Statement”), beginning on page F-4 thereof, and is incorporated herein by reference.

The unaudited condensed combined financial information of Aera Parent, which includes condensed consolidated and combined (i) statements of operations for the three-month periods ending on March 31, 2024 and March 31, 2023, (ii) balance sheets as of March 31, 2024 and December 31, 2023, (iii) statements of members’ and stockholders’ equity as of March 31, 2024, and (iii) statements of cash flows for the three-month periods ending on March 31, 2024 and March 31, 2023, and the notes related thereto, is included in the offering memorandum excerpts filed as Exhibit 99.2 to CRC’s Current Report on Form 8-K, filed on May 20, 2024, beginning on page 18 thereof, and is incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of CRC and Aera Parent for the fiscal year ended December 31, 2023 is included in the Transaction Proxy Statement, beginning on page 95 thereof, and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of CRC and Aera Parent, which includes a pro forma condensed combined balance sheet as of March 31, 2024, and pro forma condensed combined statements of operations for (i) the three-month period ended on March 31, 2024, (ii) the fiscal year ended on December 31, 2023 and (iii) the three-month period ended on March 31, 2023, and the notes related thereto, is included in the offering memorandum excerpts filed as Exhibit 99.2 to CRC’s Current Report on Form 8-K, filed on May 20, 2024, beginning on page 6 thereof, and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

2.1**	Agreement and Plan of Merger, dated February 7, 2024, by and among California Resources Corporation, a Delaware corporation, and Petra Merger Sub I, LLC, Petra Merger Sub C, LLC, Petra Merger Sub O, LLC, Petra Merger Sub O2, LLC, Petra Merger Sub O3, LLC, each a Delaware limited liability company and a wholly-owned direct subsidiary of CRC, Petra Merger Sub S, LLC, a Delaware limited liability company and a wholly-owned direct subsidiary of CRC, IKAV Impact USA Inc., a Delaware corporation, CPPIB Vedder US Holdings LLC, a Delaware limited liability company, Opps Xb Aera E CTB, LLC, a Delaware limited liability company, Opps XI Aera E CTB, LLC, a Delaware limited liability company, Green Gate COI, LLC, a Delaware limited liability company and solely for purposes of the Member Provisions (as defined in the Merger Agreement), IKAV Impact S.a.r.l., a Luxembourg corporation, Simlog Inc., a Delaware corporation, and IKAV Energy Inc., a Delaware corporation, CPP Investment Board Private Holdings (6), Inc., a Canadian corporation, OCM Opps Xb AIF Holdings (Delaware), L.P., a Delaware limited partnership, Oaktree Huntington Investment Fund II AIF (Delaware), L.P. – Class C, a Delaware limited partnership, OCM Opps XI AIV Holdings (Delaware), L.P., a Delaware limited partnership and OCM Aera E Holdings, LLC, a Delaware limited liability company. (filed as Exhibit 10.1 to CRC’s Current Report on Form 8-K filed on February 9, 2024, and incorporated herein by reference).*

10.1	Registration Rights Agreement, by and between CRC and the Sellers, dated as of July 1, 2024.

10.2	Stockholder Agreement, by and between CRC and IKAV Seller, dated as of July 1, 2024.

10.3	Stockholder Agreement, by and between CRC and CPP Seller dated as of July 1, 2024.

10.4**	Form of Indemnification Agreement between CRC and its directors and executive officers (filed as Exhibit 10.1 to CRC’s Current Report on Form 8-K filed on October 27, 2020, and incorporated herein by reference).

10.5	Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 1, 2024, by and among CRC, the guarantors party thereto, the banks, financial institution and other lending institutions from time to time parties as lenders thereto, and Citibank, N.A., as administrative agent and collateral agent.

10.6	Supplemental Indenture to the 2026 Indenture, dated as of July 1, 2024, by and among Aera Energy LLC, a California limited liability company, Aera Energy Services Company, a Delaware corporation, Aera Federal LLC, a Delaware limited liability company, Belridge Farms & Packing LLC, a California limited liability company, Green Gate San Ardo LLC, a Delaware limited liability company, Terrain Technology Inc., a California corporation, Green Gate Intermediate LLC, a Delaware limited liability company, Green Gate Resources E LLC, a Delaware limited liability company, Green Gate Resources S LLC, a Delaware limited liability company, Green Gate Resources Holdings LLC, a Delaware limited liability company, Green Gate Resources Parent LLC, a Delaware limited liability company, Petra Merger Sub S, LLC, a Delaware limited liability company, the other guarantors party thereto, CRC and Wilmington Trust, National Association, as trustee.

10.7	Supplemental Indenture to the 2029 Indenture, dated as of July 1, 2024, by and among Aera Energy LLC, a California limited liability company, Aera Energy Services Company, a Delaware corporation, Aera Federal LLC, a Delaware limited liability company, Belridge Farms & Packing LLC, a California limited liability company, Green Gate San Ardo LLC, a Delaware limited liability company, Terrain Technology Inc., a California corporation, Green Gate Intermediate LLC, a Delaware limited liability company, Green Gate Resources E LLC, a Delaware limited liability company, Green Gate Resources S LLC, a Delaware limited liability company, Green Gate Resources Holdings LLC, a Delaware limited liability company, Green Gate Resources Parent LLC, a Delaware limited liability company, Petra Merger Sub S, LLC, a Delaware limited liability company, the other guarantors party thereto, CRC and Wilmington Trust, National Association, as trustee.

99.1	Press Release, dated July 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

This filing excludes certain schedules and exhibits pursuant to Item 601(a)(5) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

**	Incorporated by reference.

Cautionary Statement Regarding Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the effects of the Transaction pursuant to the Merger Agreement, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts are forward-looking statements, and include statements regarding the benefits of the Transaction, CRC’s future financial position and operating results, business strategy, projected revenues, earnings, costs, capital expenditures and plans, objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. Such forward-looking statements are based upon the current beliefs and expectations of the management of CRC and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although CRC believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond CRC’s control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause CRC’s actual results to be materially different from those described in the forward-looking statements include: (i) Transaction costs, (ii) unknown liabilities, (iii) the risk that any announcements relating to the Transaction could have adverse effects on the market price of CRC’s Common Stock, (iv) the ability to successfully integrate the businesses, (v) the ability to achieve projected operational and capital synergies or it may take longer than expected to achieve those synergies, (vi) risks related to financial community and rating agency perceptions of CRC or its business, operations, financial condition and the industry in which it operates, (vii) risks related to the potential impact of general economic, political and market factors on CRC or the Transaction and (viii) those expressed in its forward-looking statements include those factors discussed in Part I, Item 1A – Risk Factors in CRC’s Annual Report on Form 10-K and its other SEC filings available at www.crc.com. CRC cautions you not to place undue reliance on forward-looking statements contained in this communication, which speak only as of the filing date, and CRC is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This communication may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and do not warrant the accuracy or completeness of such third-party information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

By	/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Strategy Officer and General Counsel

Date: July 1, 2024